Principal Diversified Select Real Asset Fund
Supplement dated April 30, 2021
to the Prospectus dated August 1, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

FEE TABLE AND SUMMARY
MANAGEMENT OF THE FUND
On or about May 31, 2021, delete references to KLS Diversified Asset Management LP.